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                                                                 EXHIBIT 10.10.1

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (TERM LOAN) (this "AMENDMENT") is made and entered into as of this 29th day of March, 2002, by and between CAPITALSOURCE FINANCE LLC., a Delaware limited liability company (hereinafter "LENDER") and APS HEALTHCARE HOLDINGS, INC., a Delaware corporation ("BORROWER").

                                    RECITALS

     A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Amended and Restated Credit Agreement (Term Loans) dated as of July 23, 2001 between the Lender and Borrower (such Amended and Restated Credit Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "LOAN AGREEMENT"), the Borrower was provided a term loan facility in an aggregate amount not to exceed $20,000,000 which included a letter of credit facility;

     B. WHEREAS, payment of the Obligations of the Borrower under the Loan Agreement is supported by the guaranties of APS Healthcare, Inc. ("PARENT") and various subsidiaries of Borrower and Parent (collectively, the "GUARANTORS");

     C. WHEREAS, to secure, in part, the Obligations (as defined in the Loan Agreement), the Borrower, Parent and the Guarantors have heretofore executed in favor of the Lender certain Loan Documents (as defined in the Loan Agreement), such Loan Documents to continue as amended in connection herewith in full force and effect upon the execution of this Amendment, all of such Loan Documents to continue to secure the payment by the Borrower of the Obligations under the Loan Agreement, all as more fully set forth herein;

     D. WHEREAS, the Borrower's subsidiary, APS Healthcare Bethesda, Inc. ("APS BETHESDA"), desires to acquire (the "ACQUISITION") all of the ownership interests of Innovative Resource Group, LLC ("IRG") from CC Holding, LLC, IRG being the sole owner of all of the capital stock of CNR Partners, Inc. ("CNR"). The Acquisition is to be made pursuant to the terms of that certain Purchase and Sale Agreement dated March 29, 2002 by and among APS Bethesda, IRG, CC Holdings, LLC and Cobalt Corporation (the "PURCHASE AGREEMENT").

     E. WHEREAS, APS Bethesda has formed a new wholly-owned subsidiary called "APS Clinics of Puerto Rico, Inc." ("APS CLINICS") (APS Clinics, together with IRG and CNR, sometimes collectively referred to herein as the "NEW GUARANTORS") and has formed a new wholly-owned subsidiary called "APS Healthcare Ohio, Inc." ("APS OHIO").

     F. WHEREAS, Borrower has requested Lender increase the amount of the Term Loan to $30,000,000 and provide a $5,000,000 Bridge Loan in order to consummate the Acquisition.

     G. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Loan Agreement as hereinafter provided;

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     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          AMENDMENTS TO LOAN AGREEMENT

     The Loan Agreement is hereby amended as follows:

     2.01 AMENDMENT AND RESTATEMENT OF SECTION 2.2. Effective as of the date of this Amendment, Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     "The Term Loan shall be evidenced by the five (5) term promissory notes (individually, "Note A-1", "Note A-2", "Note B-1", "Note B-2" and "Note C," and collectively, the "Term Note"), each dated March 29, 2002 payable by Borrower to the order of Lender in the original principal amounts of $6,000,000, $4,000,000, $5,000,000, $5,000,000 and $10,000,000,
     respectively, as the same may be modified, amended or supplemented from time to time."

     2.02 AMENDMENT AND RESTATEMENT OF SECTION 2.3. Effective as of the date of this Amendment, Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     "Interest on the outstanding balance of the Term Loan shall be payable monthly in arrears on the first day of each calendar month at an annual rate of the Prime Rate plus 4.5% PROVIDED, HOWEVER, interest on the outstanding balance of the Term Loan shall be at an annual rate of the Prime Rate plus 1.0% after the consummation of a Qualified IPO. Interest under the Term Loan shall be calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period. Interest accrued on the Term Loan shall be due and payable on the first day of each calendar month commencing July 1, 2001, and continuing until the later of the expiration of the Term and the full performance and irrevocable payment in full in cash of the Obligations under the Term Loan.

     2.03 AMENDMENT AND RESTATEMENT OF SECTION 2.4(a). Effective as of the date of this Amendment, Section 2.4(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

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          "(a) Payment of principal outstanding under the Term Loan shall be made quarterly as follows:

               (i)   an amount equal to $250,000 on July 1, 2002;

               (ii) on July 2, 2002, an amount to be paid each calendar quarter during the remaining Term shall be set based upon a seven year amortizing schedule for the principal outstanding under the Term Loan as of July 2, 2002, and such quarterly payment shall be due and payable on October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter during the Term; and

               (iii) on March 31, 2005, all outstanding Obligations under the Term Loan shall be due and payable in full."

     2.04 AMENDMENT AND RESTATEMENT OF SECTION 2.8. Effective as of the date of this Amendment, Section 2.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "In addition to any other mandatory prepayment or acceleration of the Term Loan required by the terms of this Agreement or any Loan Document:

               (a) in the event of a Change of Control on or prior to the first Business Day following the date of such Change of Control, Borrower shall prepay the Loans, in full together with accrued interest thereon to the date of prepayment, and all other Obligations owing to Lender hereunder or under the other Loan Documents;

               (b) if Borrower or any of its Subsidiaries sells any of its material assets or other properties (other than in the ordinary course of business), receives any property damage insurance award which is not used to repair or replace the property covered thereby, or incurs any Indebtedness except for Permitted Indebtedness, then Borrower shall apply 100% of the proceeds of any such sale (to the extent such proceeds exceed $100,000, and then only to the extent of such excess), award or Indebtedness to the prepayment of the Loans and the Obligations hereunder, provided, however, that the reduction of principal amortization shall be applied first to the last principal payment due under Section 2.4(a) until such payment is reduced to zero and then to the next preceding principal payment required under
          Section 2.4(a) until any such preceding payment or payments is reduced to zero. Once all principal amounts owing under the Term Loan have been fully repaid, any such remaining proceeds shall be applied to the other Obligations as Lender may elect; and

               (c) In addition, and notwithstanding any other provision of this Agreement or any other Loan Document, commencing with the fiscal year ending December 31, 2003, and for each additional fiscal year of the Term and until such time as all Obligations shall be indefeasibly paid in cash in full and performed, fifty percent (50%) of Borrower's Excess Cash Flow for each fiscal year during such period(s) shall be paid by Borrower to Lender and shall be applied by Lender to reduce the outstanding balance of the Term Loan, provided, however, that the

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          reduction of principal amortization shall be applied to the reserves that would replace Letters of Credit, then applied to the last principal payment due under Section 2.4(a) until such payment is reduced to zero and thereafter applied to the next preceding principal payment required under Section 2.4(a) until any such preceding payment or payments is reduced to zero. Once all principal amounts owing under the Term Loan have been fully repaid, any such prepayments as a result of Excess Cash Flow shall be applied to the other Obligations as Lender may elect. Such payments shall be made no later than thirty
          (30) calendar days after preparation of Borrower's audited financial statements, but in any event not later than one hundred and forty-five
          (145) calendar days after the end of the fiscal year to which such Excess Cash Flow relates."

     2.05 NEW SECTION 2.14. Effective as of the date of this Amendment, a new
Section 2.14 shall be added to the Loan Agreement to read in its entirety as follows:

          "2.14 BRIDGE LOAN

                (a) Subject to the terms and conditions set forth in this Agreement, Lender agrees to provide a term loan to Borrower in an amount equal to $5,000,000 (the "BRIDGE LOAN") to be evidenced by a promissory note (the "BRIDGE NOTE") dated March 29, 2002 payable by Borrower to the order of Lender in the original principal amount of $5,000,000, as the same may be modified, amended or supplemented from time to time. The proceeds of the Bridge Loan will be used solely by the Borrower's subsidiary, APS Healthcare Bethesda, Inc., to complete the acquisition of Innovative Resource Group, LLC pursuant to the terms of the IRG Purchase Agreement. The Bridge Loan is not a revolving credit facility, and any repayments of principal shall be applied to permanently reduce the Bridge Loan.

                (b) Interest on the outstanding balance of the Bridge Loan shall be payable monthly in arrears on the first day of each calendar month at a rate equal to the greater of (i) sixteen percent (16%) per annum, and (ii) an annual rate of the Prime Rate plus 3.5%, such interest to be calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period. Interest accrued on the Bridge Loan shall be due and payable on the first day of each calendar month commencing May 1, 2002, and shall continue until the later of the expiration of the term and the full performance and irrevocable payment in full in cash of the Obligations under the Bridge Loan.

                (c) Unless due and payable earlier as required under Section 2.14(d) hereof or any other provision under this Agreement, all principal outstanding under the Bridge Loan, and all outstanding Obligations under the Bridge Loan (including, without limitation, all principal, accrued but unpaid interest to the date of prepayment, fees and expenses related thereto) shall be due and payable in full on the earlier of (i) the occurrence of an Event of Default (if so required pursuant hereto) or Lender's demand upon an Event of Default, and (ii) September 30, 2003.

                (d) In addition to any other mandatory prepayment or acceleration of the Bridge Loan required by the terms of this Agreement or any Loan Document, Borrower shall prepay the Bridge Loan and all Obligations related thereto (including, without

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          limitation, all principal, accrued but unpaid interest to the date of prepayment, fees and expenses related thereto) in full on the earlier of (i) within three (3) Business Days after the closing of a Qualified IPO, (ii) on the first Business Day following the date of any Change of Control; and (iii) simultaneously with the payment in full of all amounts owing under the Term Loan."

     2.06 AMENDMENT AND RESTATEMENT OF SECTION 3.2. Effective as of the date of this Amendment, Section 3.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "3.2 EARLY TERMINATION FEE AND YIELD MAINTENANCE

          (a) If on or before September 30, 2003, the Term Loan is repaid in full by Borrower under SECTION 2.8 hereof as a result of a Change of Control, Borrower shall pay Lender, as yield maintenance for the loss of bargain and not as a penalty, an amount equal to the product of (i) $10,000,000, MULTIPLIED BY the annual interest rate on the Term Loan at the time of the repayment, MULTIPLIED BY (ii) the number of days remaining between the repayment date and September 30, 2003, (iii) DIVIDED BY 360 days.

          (b) If on or before March 31, 2004, the Term Loan is repaid in full and terminated by Borrower under SECTION 11.2 hereof or otherwise as a result of a refinancing of the Term Loan with another lender, Borrower shall pay Lender as yield maintenance for the loss of bargain and not as a penalty, an amount equal to the product of (i)the greater of (x)$10,000,000 or (y) the outstanding principal balance of the Term Loan immediately prior to the subject repayment, MULTIPLIED BY the annual interest rate on the Term Loan at the time of the repayment, MULTIPLIED BY (ii) the number of days remaining between the repayment date and March 31, 2004, (iii) DIVIDED BY 360 days.

          (c) If on or before June 30, 2002 the Bridge Loan is repaid in full for any reason (including without limitation, by Borrower under SECTION
     11.2 hereof, Lender's demand for payment in full upon the occurrence of an Event of Default, or a mandatory prepayment under SECTION 2.14(d) hereof), then upon such repayment Borrower shall pay to Lender as yield maintenance for the loss of bargain and not as a penalty, an amount equal to (x) $200,000 (an amount equal to the aggregate interest scheduled to be earned by Lender under the Bridge Loan from the date of such loan until June 30,
     2002), less (y) the amount of interest actually collected by Lender on the Bridge Loan prior to the date of such repayment.

          (d) If at any time on or before March 31, 2004, the Term Loan is voluntarily repaid by Borrower to an amount below $10,000,000, Borrower shall pay Lender as yield maintenance for the loss of bargain and not as a penalty, an amount equal to (i) $10,000,000, MULTIPLIED BY the annual interest rate on the Term Loan at the time of the repayment, MULTIPLIED BY
     (ii) the number of days remaining between the repayment date and March 31, 2004, (iii) DIVIDED BY 360 days."

     2.07 NEW SECTION 3.7. Effective as of the date of this Amendment, a new
Section 3.7 is hereby added to this Agreement as follows:

          "3.7 QUALIFIED IPO SUCCESS FEE Within three (3) Business Days after the closing as a Qualified IPO, Borrower shall pay Lender the Qualified IPO Success Fee."

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     2.08 AMENDMENT AND RESTATEMENT OF SECTION 7.6(b). Effective as of the date of this Amendment, Section 7.6(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "(b) any Indebtedness set forth on SCHEDULE 5.21 including the subordinated Indebtedness to Can Partners Investments IV, LLC, which shall not exceed $7,750,000 (excluding accrued and unpaid interest);"

     2.09 NEW SECTIONS 7.6(g) AND (h). Effective as of the date of this Amendment, new Sections 7.6(g) and (h) shall be added to the Loan Agreement to read in their entirety as follows:

          "(g) Subordinated Indebtedness owing by APS Healthcare Bethesda, Inc. to CC Holdings, LLC in an amount not to exceed $10,000,000; and

           (h) Indebtedness owing by APS Healthcare Bethesda, Inc. to Sheppard Pratt Health Systems, Inc. ("SPHS") evidenced by those two (2) certain promissory notes each dated August 31, 2001 payable by APS Healthcare Bethesda, Inc. to SPHS in the principal amounts of $466,000 and $240,000, respectively."

     2.10 AMENDMENT AND RESTATEMENT OF SECTION 7.13. Effective as of the date of this Amendment, Section 7.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "Borrower shall not cause, suffer, agree to or permit a Change of Control of Borrower or any of its Subsidiaries. Borrower shall not, and shall not permit any of its Subsidiaries to, amend, modify, restate or change its certificate of incorporation or bylaws or similar charter documents in a manner that would be adverse to Lender; and PROVIDED FURTHER, that Borrower shall not be required to obtain Lender's consent to a Qualified IPO, provided that the proceeds thereof are applied in accordance herewith and no Default or Event of Default is caused thereby but Borrower shall be required to obtain Lender's prior written consent to any other initial public offerings."

     2.11 NEW SECTION 7.16. Effective as of the date of this Amendment, a new
Section 7.16 is hereby added to the Loan Agreement to read in its entirety as follows:

          "7.16 MINIMUM OUTSTANDINGS. Borrower agrees to maintain a minimum outstanding principal balance under the Term Loan at an amount not less than $10,000,000 until March 31, 2004, unless Borrower is required to repay the entire Term Loan earlier under the terms of this Agreement."

     2.12 NEW SECTION 7.17. Effective as of the date of this Amendment, a new
Section 7.17 is hereby added to the Loan Agreement to read in its entirety as follows:

          "7.17 APS OHIO. Borrower agrees to do either of the following on or before May 15, 2002: (a) dissolve APS Healthcare Ohio, Inc., or (b) comply to Lender's satisfaction with all terms and conditions of Section 6.12 of the Loan Agreement with respect to APS Healthcare Ohio, Inc."

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     2.13 AMENDMENT AND RESTATEMENT OF CERTAIN EVENTS OF DEFAULT. Effective as
of the date of this Amendment, paragraphs (i) and (j) of Article VIII of the Loan Agreement are amended and restated in their entirety as follows:

          "(i) any Change of Control of Borrower or any Guarantor shall occur, or any agreement or commitment to cause or that may result in any such Change of Control shall have been entered into by Borrower or any Guarantor or any initial public offering shall occur (except for a Qualified IPO in which Borrower uses proceeds to satisfy the Bridge Loan, pay the Qualified IPO Success Fee and satisfy certain other Obligations as required under this Agreement);

          (j) any (i) Material Adverse Effect or Material Adverse Change shall occur or shall be reasonably expected to occur, (ii) amendment or termination of any of the Service Agreements (as defined in the IRG Purchase Agreement without the prior written consent of Lender, (iii) amendment or modification of the IRG Purchase Agreement without the prior written consent of Lender, or (iv) default by Cobalt Corporation in its obligations under Section 4.2 of the Purchase Agreement."

     2.14 AMENDMENT OF SECTION 11.3. Effective as of the date of this Amendment, the term "Term Loan" set forth in Section 11.3 of the Loan Agreement shall be amended and replaced with the term "Loans."

     2.15 AMENDMENT OF SECTION 12.3(b). Effective as of the date of this Amendment, the fifth sentence of Section 12.3(b) of the Loan Agreement is hereby deleted.

     2.16 NEW SECTION 12.3(d). Effective as of the date of this Amendment, a new
Section 12.3(d) is hereby added to the Loan Agreement to read in its entirety as follows:

          "(d) Borrower agrees to use its commercially reasonable best efforts to assist the Lender in assigning or selling participations in all or any part of any Loans made by the Lender to another Person identified by the Lender and/or appointing Lender the collateral and/or administrative agent for other lenders or participants (including, without limitation, agreeing to execute any amendments or modifications to this Agreement and the other Loan Documents required by Lender to accomplish the foregoing)."

     2.17 NEW SECTION 12.13. Effective as of the date of this Amendment, a new
Section 12.13 is hereby added to the Loan Agreement to read in its entirety as follows:

          "12.13 CONFIDENTIALITY AND PUBLICITY Borrower agrees, and agrees to cause each of its Affiliates, (i) except to the extent required by applicable laws or regulations (in which case Borrower shall, and shall cause its Affiliates to, request and use its best efforts to obtain confidential treatment of such information to the extent permitted by applicable law), not to transmit or disclose any provision of any Loan Document to any Person (other than to Borrower's directors, advisors and officers on a need-to-know basis) without Lender's prior written consent, and (ii) to inform all Persons of the confidential nature of the Loan Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions. Lender reserves the right to review and approve all materials that Borrower or any of its Affiliates prepares that contain Lender's

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     name or describe or refer to any Loan Document, any of the terms thereof or any of the transactions contemplated thereby. Borrower shall not, and shall not permit any of its Affiliates to, use Lender's name (or the name of any of Lender's Affiliates) in connection with any of its business operations, PROVIDED, that Borrower may disclose the Lender's name, the aggregate principal amount of the Loans outstanding and other principal terms of such Loans to its shareholders and prospective purchasers of equity securities of Borrower so long as Borrower informs such prospective purchasers of the confidential nature of such information and such Persons agree in writing not to disclose the same to any other Person and to be bound by the confidentiality provisions of this Agreement. Nothing contained in any Loan Document is intended to permit or authorize Borrower or any of its Affiliates to contract on behalf of Lender. Further, the Borrower agrees that Lender or any Affiliate of Lender may (i) disclose a general description of transactions arising under the Loan Documents for advertising, marketing or other similar purposes, and (ii) use any Borrower's or Guarantor's name, logo or other indicia germane to such party in connection with such advertising, marketing or other similar purposes."

     2.18 AMENDMENT TO SECTION 12.6. Effective as of the date of this Amendment, the address for notice purposes for Lender shall be as follows:

                     CapitalSource Finance LLC
                     4445 Willard Avenue
                     12th Floor
                     Chevy Chase, MD  20815
                     Attn:  Corporate Finance Group Portfolio Manager
                     Telephone:  (301) 841-2700
                     FAX:  (301) 841-2360
                     E-Mail:  rdailey@capitalsource.com

     2.19 AMENDMENT OF DEFINITION OF "MAXIMUM LOAN AMOUNT". Effective as of the date of this Amendment, the term "Maximum Loan Amount" set forth in the preamble to the Loan Agreement and used throughout the Loan Agreement shall be Thirty Million Dollars ($30,000,000).

     2.20 AMENDMENT OF DEFINITION "CHANGE OF CONTROL". Effective as of the date of this Amendment, paragraph (c) of the definition of "Change of Control" set forth in Appendix A to the Loan Agreement shall be amended and restated to read in its entirety as follows:

          "(c) the consummation of any sale of the capital stock of Borrower or any Guarantor in a single or series of related transactions in excess of $1,000,000 other than (i) pursuant to a Qualified IPO and (ii) any secondary public sales of securities after a Qualified IPO in a single or series of related transactions in excess of $1,000,000;"

     2.21 AMENDMENT OF DEFINITION OF "GUARANTOR" AND "GUARANTORS". Effective as of the date of this Amendment, the definition of "Guarantor" and "Guarantors" set forth in Appendix A to the Loan Agreement shall be amended to include IRG, CNR and APS Clinics.

     2.22 AMENDMENT OF DEFINITION OF "LOAN DOCUMENTS". Effective as of the date of this Amendment, the definition of "Loan Documents" in Appendix A to the Loan Agreement shall also include the Warrant.

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     2.23 AMENDMENT AND RESTATEMENT OF DEFINITION OF "NOTE". Effective as of the
date of this Amendment, the definition of "Note" set forth in Appendix A to the Loan Agreement shall be amended and restated in its entirety to read as follows:

          "'NOTE' shall mean individually and collectively the Term Notes and the Bridge Note, as the same may be modified, amended or supplemented from time to time."

     2.24 AMENDMENT AND RESTATEMENT OF DEFINITION OF "OBLIGATIONS". Effective as of the date of this Amendment, the definition of "Obligations" set forth in Appendix A to the Loan Agreement shall also include Borrower's obligation to pay the Qualified IPO Success Fee.

     2.25 AMENDMENT AND RESTATEMENT OF DEFINITION OF "PAYMENT OFFICE". Effective as of the date of this Amendment, the definition of "Payment Offices" set forth in Appendix A to the Loan Agreement shall be amended and restated in its entirety as follows:

          "'PAYMENT OFFICE' shall mean 4445 Willard Avenue, 12th Floor, Chevy Chase, MD 20815, and thereafter, such other office of Lender, if any, which it may designate by notice to Borrower to be the Payment Office."

     2.26 AMENDMENT AND RESTATEMENT OF "PUERTO RICO COLLATERAL". Effective as of the date of this Amendment, the definition of "Puerto Rico Collateral" set forth in Appendix A to the Loan Agreement shall be amended and restated in its entirety as follows:

          "'PUERTO RICO COLLATERAL' shall mean all assets owned by APS Healthcare Puerto Rico, Inc., and/or APS Clinics of Puerto Rico, Inc."

     2.27 AMENDMENT AND RESTATEMENT OF "SUBORDINATION AGREEMENT". Effective as of the date of this Amendment, the definition of "Subordination Agreement" set forth in Appendix A to the Loan Agreement shall be amended and restated in its entirety as follows:

          "'SUBORDINATION AGREEMENT' shall mean, individually and collectively, the Subordination Agreement(s) which Lender and junior lenders of Borrower and the Guarantors are a party, as such may be modified, amended or supplemented from time to time."

     2.28 AMENDMENT AND RESTATEMENT OF DEFINITION OF "TERM". Effective as of the date of this Amendment, the definition of "Term" set forth in Appendix A to the Loan Agreement shall be amended and restated as follows:

          "'TERM' shall mean the period commencing on the Closing Date and ending on March 31, 2005."

     2.29 AMENDMENT AND RESTATEMENT OF DEFINITION OF "WARRANT". Effective as of the date of this Amendment, the definition of "Warrant" set forth in Appendix A to the Loan Agreement shall be amended and restated to read in its entirety as follows:

          "'WARRANT' AND 'AMENDED AND RESTATED WARRANT' shall mean that Warrant executed by and delivered to Lender in connection herewith, as may be modified, amended, restated or supplemented from time to time."

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     2.30 NEW DEFINITIONS. Effective as of the date of this Amendment, Annex A to the Loan Agreement is amended by adding the following definitions thereto, to be inserted in appropriate alphabetical order:

          "'ADVANCE' shall mean the Bridge Loan and any Initial Draw or Additional Draw under this Agreement.

          'IRG PURCHASE AGREEMENT' shall mean that certain Purchase and Sale Agreement dated March ___, 2002 by and among APS Healthcare Bethesda, Inc., Innovative Resource Group, LLC, CC Holdings, LLC and Cobalt Corporation.

          'QUALIFIED IPO' shall mean an underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended, and under other applicable securities laws and regulations covering the offer and sale of capital stock of APS Healthcare, Inc., a Delaware corporation, which generates a minimum of $30,000,000 in gross proceeds, and as to which offering Lender has not, prior to the effectiveness of the offering, indicated Lender's reasonable objection.

          'QUALIFIED IPO SUCCESS FEE' shall mean an amount equal to $1,275,000."

     2.31 PURPOSE OF TERM LOAN. Effective as of the date of this Amendment, the Loan Agreement shall be amended to permit $12,000,000 of the proceeds of the Term Loan to be used to complete the acquisition of Innovative Resource Group, Inc., pursuant to the terms of the IRG Purchase Agreement.

     2.32 AMENDMENT OF SCHEDULE 5.3. Effective as of the date of this Amendment,
Schedule 5.3 to the Loan Agreement is hereby amended to include the names of any Subsidiaries of IRG, CNR and APS Clinics which are set forth on SCHEDULE A attached hereto and incorporated herein by reference for all purposes.

     2.33 AMENDMENT OF SCHEDULE 5.4. Effective as of the date of this Amendment,
Schedule 5.4 to the Loan Agreement is hereby amended to include any joint ventures, partnerships or similar arrangements entered into by IRG, CNR and APS Clinics which are set forth on SCHEDULE B attached hereto and incorporated herein by reference for all purposes.

     2.34 AMENDMENT OF SCHEDULE 5.5A. Effective as of the date of this Amendment, Schedule 5.5A to the Loan Agreement is hereby amended to include a listing of all real properties owned or leased by IRG, CNR and APS Clinics which are set forth on SCHEDULE C attached hereto and incorporated herein by reference for all purposes.

     2.35 AMENDMENT OF SCHEDULE 5.5B. Effective as of the date of this Amendment, Schedule 5.5B to the Loan Agreement is hereby amended to include any real property leases of IRG, CNR and APS Clinics which are set forth on SCHEDULE D attached hereto and incorporated herein by reference for all purposes.

     2.36 AMENDMENT OF SCHEDULE 5.8. Effective as of the date of this Amendment,
Schedule 5.8 to the Loan Agreement is hereby amended to include any Subsidiaries of IRG, CNR

                                      -10
and APS Clinics which are set forth on SCHEDULE E attached hereto and incorporated herein by reference for all purposes.

     2.37 AMENDMENT OF SCHEDULE 5.14. Effective as of the date of this Amendment, Schedule 5.14 to the Loan Agreement is hereby amended to include any Intellectual Property of IRG, CNR and APS Clinics which are set forth on SCHEDULE F attached hereto and incorporated herein by reference for all purposes.

     2.38 AMENDMENT OF SCHEDULE 5.21. Effective as of the date of this Amendment, Schedule 5.21 to the Loan Agreement is hereby amended to include any outstanding Indebtedness or liens of IRG, CNR and APS Clinics required to be disclosed under Section 5.21 of the Loan Agreement which are set forth on SCHEDULE G attached hereto and incorporated herein by reference for all purposes.

     2.39 AMENDMENT OF SCHEDULE 5.23. Effective as of the date of this Amendment, Schedule 5.23 to the Loan Agreement is hereby amended to include any agreements described in Section 5.23 of the Loan Agreement entered into by IRG, CNR and APS Clinics which are set forth on SCHEDULE H attached hereto and incorporated herein by reference for all purposes.

     2.40 AMENDMENT OF SCHEDULE 5.24. Effective as of the date of this Amendment, Schedule 5.24 to the Loan Agreement is hereby amended to include any of the conflict of interest items described in Section 5.24 of the Loan Agreement with respect to IRG, CNR and APS Clinics which are set forth on
SCHEDULE I attached hereto and incorporated herein by reference for all purposes.

     2.41 AMENDMENT OF SCHEDULE 5.25. Effective as of the date of this Amendment, Schedule 5.25 to the Loan Agreement is hereby amended to include all of the insurance policies of IRG, CNR and APS Clinics which are set forth on SCHEDULE J attached hereto and incorporated herein by reference for all purposes.

     2.42 AMENDMENT OF SCHEDULE 5.26A. Effective as of the date of this Amendment, Schedule 5.26A to the Loan Agreement is hereby amended to include all of the places of business and chief executive offices of IRG, CNR and APS Clinics which are set forth on SCHEDULE K attached hereto and incorporated herein by reference for all purposes.

     2.43 AMENDMENT OF SCHEDULE 5.26B. Effective as of the date of this Amendment, Schedule 5.26B to the Loan Agreement is hereby amended to include the locations of Collateral owned by IRG, CNR and APS Clinics which are set forth on SCHEDULE L attached hereto and incorporated herein by reference for all purposes.

     2.44 AMENDMENT OF SCHEDULE 5.28. Effective as of the date of this Amendment, Schedule 5.28 to this Loan Agreement is hereby amended, as set forth on SCHEDULE M attached hereto and incorporated herein by reference for all purposes, to include the names under which IRG, CNR and APS Clinics have conducted business under or used any other names within the last five (5) years.

     2.45 AMENDED AND RESTATED ANNEX I. Effective as of the date of this Amendment, Annex I is hereby amended and restated to read as set forth on Annex I attached hereto.

                                      -11

     2.46 AMENDED AND RESTATED ANNEX II. Effective as of the date of this Amendment, Annex II is hereby amended and restated to read as set forth on Annex II attached hereto.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by Lender:

          (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

            (i)   This Amendment, duly executed by Borrower and the Guarantors;

           (ii) A Second Amended and Restated Term Loan--Note A in the principal amount of $10,000,000, a Second Amended and Restated Term Loan--Note B in the principal amount of $10,000,000, a Term Loan--Note C in the principal amount of $10,000,000, and a Bridge Loan--Note in the principal amount of $5,000,000, (collectively, the "NOTES") duly executed by Borrower;

          (iii)   A Guaranty duly executed by the New Guarantors; and

           (iv) certified copies of the resolutions of the Board of Directors of each of the Borrower, the Guarantors and the New Guarantors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Borrower, the Guarantors or the New Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Borrower, the Guarantors and the New Guarantors with specimen signatures of the officers of the Borrower, the Guarantors and the New Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Lender; and

            (v) Pledge Agreement duly executed by APS Bethesda and IRG pledging all of their respective ownership interests in IRG, CNR and APS Clinics, respectively, along with delivery of the original certificates evidencing ownership of such entities and executed stock powers or similar documents (undated and in-blank) for each such certificate; and

           (vi)   A Security Agreement duly executed by IRG;

          (vii)   A Security Agreement duly executed by CNR;

         (viii)   A Security Agreement duly executed by APS Clinics;

           (ix)   A Security Agreement executed by APS Healthcare, Inc.;

            (x) A Collateral Patent, Trademark, Copyright and License Agreement duly executed by IRG;

                                      -12

           (xi) A Collateral Assignment of Undertakings Under the Purchase Agreement duly executed by APS Bethesda, CC Holdings, LLC and Cobalt Corporation;

          (xii) A Closing Certificate duly executed by APS Bethesda, IRG, CC Holdings, LLC and Cobalt Corporation confirming that the Purchase Agreement is in full force and effect and that the Acquisition is closed and completed;

         (xiii) First Amendment to Amended and Restated Subordination and Intercreditor Agreement duly executed by APS Healthcare, Inc., APS Healthcare Holdings, Inc., Lender and CanPartners Investments IV, LLC;

          (xiv) Subordination Agreement duly executed by APS Bethesda, IRG, CC Holdings, LLC and CanPartners Investments IV, LLC;

           (xv) Amendments to the Security Agreements, executed by Borrower and the Guarantors.

          (xvi) Opinion from Mintz Levin Cohn Ferris Glovsky and Popeo PC, opining, in form and substance satisfactory to Lender, which shall cover such matters incident to the transactions contemplated by this Amendment and the other Loan Document as Lender may reasonably require and the Borrower hereby authorizes and directs such counsel to deliver such opinions to Lender;

         (xvii) Such new UCC financing statements or amendments to existing UCC financing statements on the Borrower, Guarantors and New Guarantors as Lender may require.

        (xviii)   All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) All conditions set forth in Section 6.12 of the Loan Agreement shall have been met to Lender's satisfaction with respect to the New Guarantors.

          (c) All terms and conditions set forth in the commitment letter dated March 8, 2002 between Borrower and Lender, as amended and extended pursuant to the letter dated March 26, 2002 between Borrower and Lender, shall have been met to Lender's satisfaction (collectively, the "COMMITMENT LETTER").

          (d) The representations and warranties contained herein and in the Loan Agreement and the other documents executed in connection with the Loan Agreement (herein referred to as "LOAN DOCUMENTS"), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

          (e) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender.

          (f) Borrower shall pay to Lender a commitment fee of $100,000 for this increase in the Term Loan and a commitment fee of $100,000 for providing the Bridge Loan.

                                      -13

          (g) There has been no Material Adverse Change since the date of the Commitment Letter.

          (h) Lender's completion to its satisfaction of its due diligence and audits in connection with the Acquisition.

          (i) Borrower shall have delivered to Lender documents, in form and substance satisfactory to Lender, evidencing (i) the capitalization of Borrower in such amounts as are satisfactory to Lender, and (ii) a Minimum Working Capital of NEGATIVE FIVE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS (-$5,750,000).

          (j) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

                                   ARTICLE IV
                           LIMITED CONSENT AND WAIVER

     4.01 LIMITED CONSENT AND WAIVER. Borrower has (i) requested permission from Lender to consummate the Acquisition and accordingly effectuate the purchase by APS Bethesda of all of the outstanding ownership interests in IRG, and (ii) requested that Lender waive the covenants embodied in the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Acquisition. SUBJECT TO THE SATISFACTION OF THE CONDITIONS PRECEDENT IN
ARTICLE III OF THIS AMENDMENT AND TO THE OTHER TERMS, CONDITIONS AND PROVISIONS OF THIS AMENDMENT, Lender hereby (i) consents to the consummation of the Acquisition, and (ii) waives the covenants embodied in the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Acquisition under the terms of the Purchase Agreement attached as Exhibit A to the Closing Certificate referenced in SECTION 3.01(a)(xi) hereof. The consent and waiver described in this SECTION 4.01 is strictly limited to the Acquisition and to the provisions of the Loan Agreement as they relate to the Acquisition.

     4.02 NO OTHER WAIVERS. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument between the Lender and the Borrower or any Guarantor, and the failure of Lender at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Borrower and Lender.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other

                                      -14

Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Guarantors and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement.

     5.02 REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors hereby represent and warrant to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Borrower and the Guarantors and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Borrower and the Guarantors that are corporations or the limited partnership agreements or certificates of limited partnership of the Borrower and the Guarantors that are limited partnerships or the articles of formation/organization, regulations or limited liability company agreements of the Borrower that are limited liability companies; (b) each of the Company's and Guarantor's Board of Directors (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby;
(f) the Borrower and the Guarantors have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Loan Agreement; (g) the execution, delivery and performance of this Amendment and the Loan Documents executed in connection herewith by Borrower and each Guarantor, as applicable, are with respect to Borrower and each Guarantor, within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organization documents, or (B) any applicable law; and (h) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Loan Documents executed in connection herewith, as applicable, by or against Borrower or any Guarantor. Borrower further represents and warrants that (a) all of the entities originally identified on SCHEDULE 5.3 of the Loan Agreement as inactive and in the process of being dissolved have been dissolved, and (b) all of the entities originally identified on SCHEDULE
5.4 of the Loan Agreement have been dissolved or will be divided within 30 days after the date hereof.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement or any other Loan Document, including, without limitation,

                                      -15
any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents and the fundings of the Term Loan and Bridge Loan, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-closing UCC and judgment and tax lien searches) and reasonable attorneys' fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the other Loan Documents contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC-1 Financing Statements and searches required hereunder and under the Loan Agreement, and all of the same may be charged to Borrower's account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed. In addition and without limiting the foregoing, Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the amended note and the recording of the security documents and financing statements therefor and pursuant to the Security Documents contemplated hereby.

     6.04 BROKER FEES. Borrower agrees that Lender will not be liable in any way for the payment of any brokerage fees or commissions to any broker or other person entitled or claiming to be entitled to the same in connection herewith and the transactions contemplated hereby and by the Acquisition, and Borrower agrees to indemnify and hold Lender harmless from all claims for brokerage fees and commissions (other than claims of a broker with whom Lender has directly contracted with in writing), which may be made in connection with the transactions contemplated hereby and the Acquisition. Borrower agrees to provide to Lender specific wire transfer instructions and directions for Lender to pay on behalf of Borrower, EDL Advisors, LLC, a brokerage fee of $150,000.

     6.05 SEVERABILITY. If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

     6.06 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender, all future holders of any Note and all Transferees, and each of their respective

                                      -16
successors and permitted assigns. Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Lender's ability to sell, assign or transfer all or any part of this Loan Agreement, and the other Loan Documents, continue to be governed by Section 12.3 of the Loan Agreement.

     6.07 COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this SECTION 6.06, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

     6.08 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.09 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.10 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

     6.11 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.12 RELEASE BY THE BORROWER. THE BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR

                                      -17

UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -18

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

BORROWER:

APS HEALTHCARE HOLDINGS, INC.

By: /s/ Kenneth A. Kessler
   ----------------------------------
Name:  Kenneth A. Kessler
     --------------------------------
Title: Chief Executive Officer
      -------------------------------

LENDER:

CAPITALSOURCE FINANCE LLC

By: /s / Steven A. Museles
   ----------------------------------
Name:   Steven A. Museles
     --------------------------------
Title:  Senior Vice President
      -------------------------------

                        CONSENT, RATIFICATION AND RELEASE

     The undersigned each hereby consents to the terms of the within and foregoing Amendment (including, without limitation, the terms of new Sections 12.3(d) and 12.3 of the Loan Agreement), confirms and ratifies the terms of (a) that certain Amended and Restated Guaranty Agreement dated July 23, 2001 executed by APS Healthcare, Inc. for the benefit of Lender, (b) that certain Amended and Restated Subsidiary Guaranty Agreement dated July 23, 2001 executed by the undersigned (other than APS Healthcare, Inc. and the New Guarantors) for the benefit of Lender, and (c) that certain Guaranty Agreement, dated of even date with the foregoing Amendment, executed by the New Guarantors for the benefit of Lender (collectively, the "GUARANTY AGREEMENTS"), and acknowledges that the Guaranty Agreements are in full force and effect and ratifies the same, that the undersigned each has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such document, that the undersigned's consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Agreements.

     The undersigned each hereby acknowledges and agrees that (a) the term "Guaranteed Obligations" as referenced in the Guaranty Agreements include the Term Loan and Bridge Loan (as described in the foregoing Amendment) and all other Obligations (as defined in the Loan Agreement) and (b) the term "Note" (as defined in the Guaranty Agreements) shall include the Notes described in Section 3.01(a)(ii) in the foregoing Amendment, and all renewals, modifications, restatements and replacement thereof.

     The undersigned each hereby acknowledges and agrees (a) that the indebtedness and obligations secured by the Security Documents (as defined in the Loan Agreement) executed by the undersigned includes the Term Loan and Bridge Loan (as described in the foregoing Amendment) and all other Obligations (as defined in the Loan Agreement) and (b) the Notes described in Section 3.01(a)(iii) of the foregoing Amendment, and all renewal, modifications, restatements and replacements thereof.

     THE UNDERSIGNED EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTORS:

APS HEALTHCARE, INC.
APS HEALTHCARE NORTHWEST, INC.
APS HEALTHCARE SOUTHWEST, INC.
APS HEALTHCARE BETHESDA, INC.
CH/ECP SYSTEMS, INC.
PSYCH SYSTEMS IPA, INC.
METROPOLITAN IPA, INC.
PSYCH SYSTEMS PPO, INC.
APS HEALTHCARE PUERTO RICO, INC.
INNOVATIVE RESOURCE GROUP, LLC
CNR PARTNES, INC.
APS CLINICS OF PUERTO RICO, INC.

By: /s/ Kenneth A. Kessler
   ----------------------------------
Name:  Kenneth A. Kessler
     --------------------------------
Title: Chief Executive Officer
      -------------------------------

ANNEX I
TO
FIRST AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                            FUNDING COVENANT SCHEDULE
                             (DOLLARS IN THOUSANDS)

                                         MINIMUM
                                         EBITDA
            DATE                        (TTM)(1)
------------------------------------------------
Jun--02                                 $  2,847
Sept--02                                $  5,719
Dec--02                                 $  8,677
Mar--03                                 $ 11,724
Jun--03                                 $ 12,015
Sept--03                                $ 12,375
Dec--03                                 $ 12,747
Mar--04                                 $ 13,129
Jun--04                                 $ 13,129
Sept--04                                $ 13,129
Dec--04                                 $ 13,129
Mar--05                                 $ 13,129

                                     TOTAL DEBT/
           DATE                       EBITDA(2)
--------------------------------------------------
Sept--01                                    2.50 x
Dec--01                                     2.50
Mar--02                                     2.40
Jun--02                                     2.40
Sept--02                                    2.30
Dec--02                                     2.30
Mar--03                                     2.25
Jun--03                                     2.25
Sept--03                                    2.20
Dec--03                                     2.10
Mar--04 and thereafter                      2.00 x

                                        INTEREST
            DATE                        COVERAGE
------------------------------------------------
Sept--01                                    2.75
Dec--01                                     2.75
Mar--02                                     3.00
Jun--02                                     3.00
Sept--02                                    3.00
Dec--02                                     3.25
Mar--03                                     3.25
Jun--03                                     3.25
Sept--03                                    3.50
Dec--03                                     3.50
Mar--04 and thereafter                      3.50

                                    FIXED CHARGE
            DATE                     COVERAGE(3)
------------------------------------------------
Sept--01                                    1.60
Dec--01                                     1.60
Mar--02                                     1.60
Jun--02                                     1.60
Sept--02                                    1.60
Dec--02                                     1.60
Mar--03                                     1.60
Jun--03                                     1.60
Sept--03                                    1.60
Dec--03                                     1.60
Mar--04 and thereafter                      1.60

----------
   (1) MINIMUM EBITDA will represent the cumulative EBITDA for the preceding four quarters, however, the calculation will exclude any period prior to July 1, 2001.

   (2) TOTAL DEBT/EBITDA is based on annualized Minimum EBITDA for the first three quarterly calculations.

   (3) FIXED CHARGE COVERAGE: (EBITDA - Capital Expenditures - Cash Taxes) DIVIDED BY (Principal + Interest)

                                    ANNEX II
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                            DEFAULT COVENANT SCHEDULE
                             (DOLLARS IN THOUSANDS)

                                       MINIMUM
                                        EBITDA
            DATE                       (TTM)(1)
-----------------------------------------------
Sept--01                               $  2,313
Dec--01                                $  4,647
Mar--02                                $  7,050
Jun--02                                $  9,526
Sept--02                               $  9,762
Dec--02                                $ 10,055
Mar--03                                $ 10,357
Jun--03                                $ 10,667
Sept--03                               $ 10,667
Dec--03                                $ 10,667
Mar--04                                $ 10,667
Jun--04                                $ 10,667
Sept--04                               $ 10,667
Dec--05                                $ 10,667
Mar--05                                $ 10,667

                                      TOTAL DEBT/
            DATE                       EBITDA(2)
-------------------------------------------------
Jun--02                                    2.75 x
Sept--02                                   2.75
Dec--02                                    2.75
Mar--03                                    2.75
Jun--03                                    2.75
Sept--03                                   2.50
Dec--03                                    2.50
Mar--04                                    2.50
Jun--04                                    2.40
Sept--04                                   2.30
Dec--04                                    2.20 x
Mar--05                                    2.20x

                                       INTEREST
             DATE                      COVERAGE
-----------------------------------------------
Jun--02                                    3.50
Sept--02                                   3.50
Dec--02                                    3.75
Mar--03                                    3.75
Jun--03                                    4.00
Sept--03                                   4.00
Dec--03                                    4.25
Mar--04                                    4.25
Jun--04                                    4.50
Sept--04                                   4.50
Dec--04                                    4.50
Mar--05                                    4.50

                                   FIXED CHARGE
          DATE                      COVERAGE(3)
-----------------------------------------------
Jun--02                                    1.30
Sept--02                                   1.30
Dec--02                                    1.30
Mar--03                                    1.30
Jun--03                                    1.30
Sept--03                                   1.30
Dec--03                                    1.30
Mar--04                                    1.30
Jun--04                                    1.30
Sept--04                                   1.30
Dec--04                                    1.30
Mar--05                                    1.30

----------
   (1) MINIMUM EBITDA will represent the cumulative EBITDA for the preceding four quarters, however, the calculation will exclude any period prior to July 1, 2001.

   (2) TOTAL DEBT/EBITDA is based on annualized Minimum EBITDA for the first three quarterly calculations.

   (3) FIXED CHARGE COVERAGE: (EBITDA-Capital Expenditures-Cash Taxes) DIVIDED BY (Principal + Interest)

                                   SCHEDULE A
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                  SUBSIDIARIES

SUBSIDIARY                        AUTHORIZED         ISSUED AND OUTSTANDING
----------                        ----------         ----------------------
APS Clinics of Puerto Rico, Inc.  1,000              100
Innovative Resource Group, LLC    1,000              100
CNR Partners, Inc.

The issued and outstanding shares of APS Clinics of Puerto Rico, Inc. are held by APS Healthcare of Bethesda, Inc.

The issued and outstanding membership units of Innovative Resource Group, LLC are held by APS Healthcare of Bethesda, Inc.

CNR Partners, Inc. is a Texas non-profit, non-stock corporation and as such does not have any authorized capital stock. By the terms of the CNR Partners, Inc. Articles of Incorporation, CNR Partners, Inc. has one member. The Bylaws of CNR Partners, Inc. designate Innovative Resource Group, LLC as the sole member. The Bylaw have been amended and restated to permit issuance of a certificated membership interest in CNR Partners, Inc.

                                   SCHEDULE B
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                 JOINT VENTURES

None

                                   SCHEDULE C
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                 MATERIAL LEASES

1. Sublease dated March 29, 2002 by and between APS Healthcare Bethesda, Inc., and Cobalt Corporation, for the premises located at 285 Forest Grove Drive, Suite 100, Pewaukee, WI, 2514 South 102nd Street, 1st and 3rd Floors, West Allis, WI and 20900 Swenson Drive, Ste 400, Waukesha, WI.

2. Office Lease dated June 20, 2000 by and between Innovative Resource Group, Inc. and Crescent Real Estate Funding III, L.P., for the premises located at Eight Greenway Plaza, Houston, TX.

3. Lease dated October 29, 1998 by and between United Wisconsin Services, Inc. and Insurance Building Associates Limited Partnership, for the premises located at 10 East Doty Street, Ste 210, Madison, WI.

4. Office Lease dated July 1, 2001 by and between Cobalt Corporation and Metro Square Partnership, for the premises located at Metro Square One, Suite 125, 10 Phillip Rd., Vernon Hills, IL.

5. Office Lease Agreement dated May 18, 1999 by and between Seltzer/Delman, Inc. and Opus Real Estate America I, LLC, as amended by the Consent and Agreement dated June 16, 2000, for the premises located at 1300 Sawgrass Corporate Pkwy, Ste 130, Sunrise, FL.

6. Commercial Lease Agreement dated November 1, 1999 by and between Innovative Resource Group, Inc. and Joan C. Walsh and Edward J. Walsh, for the premises located at 2612 Ashland Street, Midland, MI.

7. Lease Agreement dated October 2, 1996 by and between Innovative Resource Group, Inc. and Frank J. Grady, M.D., for the premises located at Oyster Creek Professional Center, Lake Jackson, TX.

8. Lease dated October 1. 1989 by and between Innovative Resource Group, Inc. and State Compensation Fund of the State of Arizona, as amended November 1, 1989, April 15, 1992, November 30, 1992, December 1, 1992, July 1, 1995,
     April 11, 1996, December 2, 1996 and September 1, 1999, for the premises located at The Abacus Tower Building, 3030 North 3rd Street, Ste 1050, Phoenix, AZ.

9. Sublease Agreement dated July 1, 1999 by and between CNR Health, Inc. and Clear Lake Psychotherapy and Diagnostics, for the premises located at 17625 El Camino Real, Suite 490, Houston, TX.

10. Lease dated October 1, 1989 by and between United Wisconsin Services, Inc. and James and Geraldine Guzman, for the premises located at Riverview Center, Plover, WI.

11. Office Lease dated January 20, 1999 by and between NOVA II, L.L.P. and Family Health Systems, Inc., for the premises located at 300 North Executive Drive, Brookfield, WI.

12. Lease dated December 10, 2001 by and between Herbert J. Thomas Memorial Hospital Association and Innovative Resource Group, LLC, for the premises located at 416 Division Street, South Charleston, Kanawha County, West Virginia.

                                   SCHEDULE D
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                LEASED PROPERTIES

See Schedules K and L

                                   SCHEDULE E
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                    CONSENTS

CapitalSource Finance, LLC

Canpartners Investments IV, LLC

Board of Directors of Borrower and each Guarantor

                                   SCHEDULE F
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                              INTELLECTUAL PROPERTY

1.   Trademarks:

     MARK                                 RECORD OWNER                            APPLICATION/REG. NO.
     ----                                 ------------                            --------------------
     INNOVATIVE RESOURCE GROUP            Innovative Resource Group, Inc.         2,516,674 (fed.)

     CAVION                               Innovative Resource Group, Inc.         2,284,027 (fed.)

     HEALTHY ADDITIONS                    Innovative Resource Group, Inc.         1,779,315 (fed.)

     CNR HEALTH, INC.                     CNR Health, Inc.                        3000042946 (WI state)

2.   Copyrights:

     COPYRIGHT                            REGISTERED OWNER                        APPLICATION/REG. NO.
     ---------                            ----------------                        --------------------
     CMC2                                 Innovative Resource Group, Inc.         TX - 4 - 684 - 112

     CMC3                                 Innovative Resource Group, Inc.         TX - 4 - 701 - 609

     "Manage the business as well as      Innovative Resource Group, Inc.         TXu - 900 - 755
     the care"

     Medical Case Management Criteria     Not registered                          Not registered
     to Open Cases

     Medical Case Management Criteria     Not registered                          Not registered
     to Close Cases

     Physical Medicine Criteria           Not registered                          Not registered
     (includes PT, OT, and Chiropractic
     but not speech)

     Behavioral Health Criteria           Not registered                          Not registered

     Screening Script: Focused Target     Not registered                          Not registered
     Review

     The Medical Criteria Set (including the manuals associated therewith) used by IRG, LLC are the property of Cobalt or a Cobalt affiliate (this includes the Adult Criteria by Body System, Pediatric Criteria by Body System, Inpatient Criteria for Adult Elective Cardiac Catheterization, Therapy Criteria - PT, OT and ST, and General Medical Compendium).

     The Medical Informatics (data) used by IRG, LLC to produce its utilization management reports is the property of Cobalt or a Cobalt affiliate.

3.   Domain Names:

     NAME                                 RECORD OWNER
     ----                                 ------------
     Irgresources.org                     Innovative Resource Group, Inc.

     Irgresources.com                     Innovative Resource Group, Inc.

     Eapweb.com                           Innovative Resource Group, Inc.

4.   Patents:

     Non-provisional patent application (no. 09/187,394) for: Method and Apparatus for Managing Health Care and CAVION Software.

5.   Licenses:

     a. Software License Agreement by and between GEO Access, Inc. and Innovative Resource Group

     b. CAVION Behavioral Health Software Lease Agreement, made June 25, 2001, by and between Innovative Resource Group and Landmark Solutions

     c. That certain Software License Agreement for Utilization Review/Managed Care Information System, entered into as of April 17, 1997, by and between Cobalt (f/k/a United Wisconsin Services, Inc.) and Trinity Computer Services, Inc., as amended to, among other things, add IRG, LLC as a party and to permit termination on a quarterly basis.

                                   SCHEDULE G
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                              EXISTING INDEBTEDNESS

Innovative Resource Group, LLC has a liability of approximately $402,000 as of March 31, 2002, designated as "Due to Consolidated Affiliate". This liability is for amounts owed to Cobalt Corporation.

                                   SCHEDULE H
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                           RELATED PARTY TRANSACTIONS

Tammie Miller, an employee of Innovative Resource Group, LLC received a cash bonus from Cobalt, LLC upon the closing of the acquisition by APS Healthcare Bethesda, Inc. of Innovative Resource Group, LLC.

                                   SCHEDULE I
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                              CONFLICTS OF INTEREST

See Schedule H

                                   SCHEDULE J
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                    INSURANCE

See attached - CNR Partners, Inc., Innovative Resource Group, LLC and APS Clinics of Puerto Rico, Inc. have all been added as additional insured parties to the policies listed in the attached Schedule.

                     APS HEALTHCARE INC. - COVERAGE SUMMARY
                             (AS OF MARCH 31, 2002)

--------------------------------------------------------------------------------------------------------------------------------
    COVERAGE                LIMITS          DEDUCTIBLE  POLICY NUMBER         CARRIER         POLICY PERIOD      PREMIUM & TAXES
--------------------------------------------------------------------------------------------------------------------------------
  Auto (Puerto          $1,000,000 CSL       $  1,000  2225010000050     Preferred Risk     3/27/02 - 3/27/03        $  1,181
      Rico)                                                                Ins. Co.
--------------------------------------------------------------------------------------------------------------------------------
      Auto              $1,000,000 CSL       $    500      AP74311         Progressive      3/31/02 - 3/31/03        $  1,694
--------------------------------------------------------------------------------------------------------------------------------
      Crime                $500,000          $ 50,000    0021427844       National Union    3/31/02 - 3/31/03        $  5,246
                                                                          Fire Insurance
--------------------------------------------------------------------------------------------------------------------------------
   Directors &     $5,000,000 Includes EPLI  $100,000    8165-4604        Executive Risk    3/31/01 - 6/30/02        $ 74,360
    Officers
   Liability
--------------------------------------------------------------------------------------------------------------------------------
    Errors &        $3,000,000/$5,000,000    $100,000    8168-1682        Executive Risk    3/31/02 - 3/31/03        $130,415
   Omissions                                                              Specialty Ins.
 Liability (MGD                                                               Co.
     Care)
--------------------------------------------------------------------------------------------------------------------------------
    Errors &              $1,000,000         $100,000       TBD          Executive Risk     3/31/01 - 3/31/02        $ 10,000
   Omissions                                                             Specialty Ins.
Liability (Puerto                                                             Co.
    Rico)
--------------------------------------------------------------------------------------------------------------------------------
     General        $1,000,000/$2,000,000    $  1,000  OGL-G19800374     Illinois Union    12/31/01 - 12/31/02       $ 94,755
    Liability
--------------------------------------------------------------------------------------------------------------------------------
     General       $9,000,000 xs $1,000,000              PHA015331       Royal Specialty   12/31/01 - 12/31/02       $ 48,015
Liability Excess                                                           Underwriting
--------------------------------------------------------------------------------------------------------------------------------
   Health Care      $3,000,000/$5,000,000    $100,000    8168-1684       Executive Risk     3/31/02 - 3/31/03        $ 75,000
   Consultant                                                              Specialty
  Professional                                                             Insurance
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
     Liab.                                                                    Company
--------------------------------------------------------------------------------------------------------------------------------
  Professional       $1,000,000/$3,000,000     -0-      2000MUT.0008            MAI        12/31/01 - 12/31/02       $127,900
 Liab. (Puerto
    Rico)
--------------------------------------------------------------------------------------------------------------------------------
 Property (APS)          Per Schedule        $  5,000    ESP1500516            Chubb        10/1/01 - 10/01/02       $ 23,173
--------------------------------------------------------------------------------------------------------------------------------
Property (Puerto         See Schedule        $    250    CBP8621007        Preferred Risk   8/23/01 - 8/23/02        $ 23,295
    Rico)                                                                    Insur. Co.
--------------------------------------------------------------------------------------------------------------------------------
   Workers                Statutory            -0-      WC-633-17-12        American Home   10/06/01 - 10/06/02      $148,060
 Compensation                                                                 Assurance
--------------------------------------------------------------------------------------------------------------------------------
 Workers' Comp
 (PR and WA)
--------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE K
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                 PLACES OF BUSINESS AND CHIEF EXECUTIVE OFFICERS

Innovative Resources Group, LLC

Prior to April 1, 2002:
20900 Swenson Drive
Suite 400
Waukesha, WI 53186

As of April 1, 2002 the proposed corporate office will be:
300 N. Executive Drive
Brookfield, WI 53005

CNR Partners, Inc.
8 Greenway Plaza
Suite 1500
Houston, TX 77046

APS Clinics of Puerto Rico, Inc.
6705 Rockledge Drive
Suite 200
Bethesda, MD 20817

                                   SCHEDULE L
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT (TERM LOAN)

                             LOCATIONS OF COLLATERAL

INNOVATIVE RESOURCES GROUP, LLC

Prior to April 1, 2002:
20900 Swenson Drive
Suite 400
Waukesha, WI 53186

As of April 1, 2002 the proposed corporate office will be:
300 N. Executive Drive
Brookfield, WI 53005

List of locations of collateral
between April 1, 2002
and approximately
June 29, 2002:

2514  S. 102nd Street
Ste 100
Milwaukee, WI 53227

285 Forest Grove Drive
Ste 100
Pewaukee, WI 53072

1300 Sawgrass Corp. Pkwy
Ste 130
Sunrise Florida, 33323

135 Oyster Creek Drive
Suite A
Lake Jackson, TX 77566

10 E. Doty Street
Ste 210

Madison, WI 53703

2612 Ashman
Midland MI 48640

3030 N. 3rd Street
Suite 1050
Phoenix, AZ 85012

8 Greenway Plaza
Ste 1500
Houston, TX 77046

Metro Square One
Ste 125
10 Phillip Road
Vernon Hills, IL 60061

416 Division Street
South Charleston
West Virginia, 25309

17625 El Camino Real
Ste 403
Houston, TX 77058

List of locations of collateral
on or about
June 29, 2002:

1300 Sawgrass Corp. Pkwy
Ste 130
Sunrise Florida, 33323

135 Oyster Creek Drive
Suite A
Lake Jackson, TX 77566

10 E. Doty Street
Ste 210
Madison, WI 53703

2612 Ashman
Midland MI 48640

3030 N. 3rd Street
Suite 1050
Phoenix, AZ 85012

8 Greenway Plaza
Ste 1500
Houston, TX 77046

Metro Square One
Ste 125
10 Phillip Road
Vernon Hills, IL 60061

416 Division Street
South Charleston
West Virginia, 25309

17625 El Camino Real
Ste 403
Houston, TX 77058

CNR PARTNERS, INC.
8 Greenway Plaza
Suite 1500
Houston, TX 77046

APS CLINICS OF PUERTO RICO, INC.

APS Clinics of Puerto Rico, Inc. intends to assume certain leases of clinics operated by APS Healthcare Puerto Rico, Inc. The collateral locations for APS Clinics of Puerto Rico, Inc. will consist of one or more of the current collateral locations listed for APS Healthcare Puerto Rico, Inc. on Schedule 5.26B of the Loan Agreement. The exact locations have not yet been determined.

                                   SCHEDULE M
                                       TO
                           FIRST AMENDMENT TO AMENDED
                    AND RESTATED CREDIT AGREEMENT (TERM LOAN)

                                      NAMES

Innovative Resources Group, LLC
formerly known as Innovative Resources Group, Inc. which was formerly known as CNR Health, Inc.



CNR Partners, Inc.



APS Clinics of Puerto Rico, Inc.